Effective immediately, the following is added to the end of the sub-section entitled “Principal Investment Strategies” beneath the main heading "Investment Objective, Strategies and Risks":

The Board of Trustees of the fund has approved investing some or all of the fund's assets currently invested in high income debt instruments in MFS High Yield Pooled Portfolio, a mutual fund advised by MFS that normally invests at least 80% of its assets in high income debt instruments (the "High Yield Pooled Portfolio").  It is anticipated that the fund will begin investing in the High Yield Pooled Portfolio later in 2012.